Exhibit 10.10.1

        AMENDMENT NO. 1 TO SEVERANCE AGREEMENT DATED AS OF JULY 19, 1994
         BETWEEN NAZARETH NATIONAL BANK & TRUST CO. AND S. ERIC BEATTIE


     Reference is made to a Severance Agreement dated as of July 19, 1994 by and between Nazareth National Bank and Trust Co. and S. Eric Beattie (the "Severance Agreement"). Section 1 of the Severance Agreement provides that the Severance Agreement will continue until the earliest of certain dates set forth therein, and clause (e) of Section 1 states as follows:

     "(e) three years from the date hereof."

     Clause (e) of Section 1 of the Severance Agreement is hereby amended to read in full as follows:

     "(e) December 31, 2000."

     In all other respects the Severance Agreement shall continue in full force and effect. The parties intend to be legally bound hereby.


                                       NAZARETH NATIONAL BANK & TRUST CO.

         (Corporate Seal)
                                       BY:      /s/ John J. Schlamp

                                       ATTEST:  /s/ Judith S. Files
Witness:


/s/ Judith S. Files                    /s/ S. Eric Beattie            (Seal)
                                       S. ERIC BEATTIE


FIRST COLONIAL GROUP, INC., a Pennsylvania Corporation, hereby consents to this Amendment No. 1.

                                       FIRST COLONIAL GROUP, INC.


                                       BY: /s/ John J. Schlamp
ATTEST:

/s/ Judith S. Files